Exhibit (c)(4)

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Draft Working Materials - Subject to Change STRICTLY CONFIDENTIAL Project Galaxy Board of Directors Discussion Materials June 14(th), 2016

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Draft Working Materials - Subject to Change Table of Contents 1. Executive Summary 2 2. Preliminary Saturn Standalone Perspectives 7 3. Preliminary Luna Transaction Overview 14 4. Preliminary Transaction Overview 24 Appendix 31 1

Draft Working Materials - Subject to Change Section 1 Executive Summary

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Draft Working Materials - Subject to Change Process Update ■Saturn has received two proposals for a potential acquisition of the Company: ►An all stock proposal from ►A cash and stock proposal from Luna ■In addition, there have been discussions with around an investment in primary and secondary shares of Saturn ► is behind on diligence and isn’t a realistic partner on the same timeline as the other parties ■JCM, who controls 33% of the vote of Saturn, has expressed strong desire to see a deal announced in short order ►Among other considerations, JCM has expressed view that any transaction partner should ►As a reminder, Luna controls just under 15% of the vote in Saturn ■Both and Luna are working to be in a position to announce a potential transaction as soon as possible ► is done with diligence (other than review of un-redacted agreements and information held back to date), has received unanimous preliminary Board approval (subject to final approval) and is in the final stages of merger agreement negotiations •conditionality language still being negotiated ►Luna is finishing diligence, negotiating the merger agreement, and working hard to get financing commitments in place 3

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Draft Working Materials -Subject to Change Saturn Offer Comparison Saturn @ Market Current Value of Luna Offer Current Value of Offer Luna @ 3.0% Fixed Fixed ($mm, unless indicated) @ Market Discount Exchange Ratio $33 Price Current Acquiror Stock Price: $21.25 $21.25 Exchange Ratio 0.566x 0.566x 0.600x 0.633x Stock Per Share $12.03 $11.67 $31.27 $33.00 Cash Per Share $20.00 $20.00 - - Price / Total Offer Value Per Class A Share ($) $26.01 $32.03 $31.67 $31.27 $33.00 Implied Premium to Current Class A Price of $26.01 - 23.1% 21.7% 20.2% 26.9% Implied Premium to 30-Day VWAP of $26.74 (2.7%) 19.8% 18.4% 16.9% 23.4% Equity Value1 2,687 3,381 3,343 3,296 3,489 Plus: Net Debt & Other 1,096 1,096 1,096 1,096 1,096 Enterprise Value 3,783 4,477 4,439 4,392 4,585 Metric ($mm) Implied Multiples EV / EBITDA (Pre-SBC) CY 2016E EBITDA - Management Case 490 7.7x 9.1x 9.1x 9.0x 9.4x CY 2017E EBITDA - Management Case 543 7.0x 8.3x 8.2x 8.1x 8.5x CY 2016E EBITDA - Research Case 466 8.1x 9.6x 9.5x 9.4x 9.8x CY 2017E EBITDA - Research Case 521 7.3x 8.6x 8.5x 8.4x 8.8x EV / EBITDA (Post-SBC) CY 2016E EBITDA - Management Case 460 8.2x 9.7x 9.7x 9.6x 10.0x CY 2017E EBITDA - Management Case 511 7.4x 8.8x 8.7x 8.6x 9.0x CY 2016E EBITDA - Research Case 435 8.7x 10.3x 10.2x 10.1x 10.5x CY 2017E EBITDA - Research Case 490 7.7x 9.1x 9.1x 9.0x 9.4x Source: Saturn management projections as of June 2016, public company filings, Wall Street research Note: Prices as of June 13, 2016 1) Includes 93.5mm Series A and 9.9mm Series B shares; for purpose of calculating equity value, 10% premium is applied to Series B shares 2) Discount of non voting to voting shares, please see page 35 for detail 3) JCM has 0.1mm shares of Series A Saturn stock and 6.2mm shares of Series B Saturn stock for a total voting stake of 33.1%, economic stake of 6.1% and a value of $164mm; JCM has 4.4mm shares of Luna common stock for a total voting stake of 2.9%, economic stake of 2.9% and a value of $94mm 4) Luna has 2.1mm shares of Series A Saturn stock and 2.6mm shares of Series B Saturn stock for a total voting stake of 15.0%, economic stake of 4.6% and a value of $122mm 4

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Comparison of Offers Luna ■ $20.00 per share in cash + 0.566x shares of ■ $33.00 fixed value OR ■ DCF value per share, pro forma for 3.75% Luna implies $31.67 per share (based on 0.600x fixed exchange ratio increase in annual revenue: Luna Monday closing share price of ■ Implies $31.27 based on current price2 and Mgmt./Research Avg.: $27-32 $21.25)1 $32.17 based on 30-day VWAP ■ Class A shares to receive 10% premium ■ As part of the transaction, Luna will $30.65 based on current prices2 Price / Value recapitalize its shares into voting and non- ■ Class B shares to receive 20% premium voting structure $33.38 based on current prices2 ■ Consideration received by Saturn A shareholders will be in the form of non-voting stock ■ ~ 63% cash / 37% non-voting stock ■ 100% non-voting Class B Stock ■ JCM sells 50% of his B shares to ■ 10% premium and voting stock to Class B ■ 10% premium to Class B RB sells 100% of B shares to B Counter: $22.00 in cash + 0.623x ■ PF Saturn ownership of ~12.0% ■ JCM exchanges remaining 50% of B shares shares of Luna voting stock ■ Resulting PF net leverage of ~2.2x with the Company (converting to A shares ■ PF Saturn ownership of 27.1% pre-equity excluding synergies at a 10% premium) raise and 24.4% post-equity raise ■ Saturn issues primary A shares to to ■ Resulting in PF net leverage of ~5.6x pre- get to 51% voting power equity raise excluding synergies and ~4.9x ■ Total cash investment of $700mm Consideration including synergies3 ■ Post-equity raise PF net leverage of ~5.3x excluding synergies and ~4.7x including synergies3 ■ Expect to need $500mm of equity financing (terms, timing and structure still need to be worked through ideally we would want a backstopped commitment on the equity) Taxable to Class B shares sold by JCM/RB; tax-Tax Treatment Taxable to shareholders Tax-free free to Company Financing Expect fully committed financing; but papers No condition No condition Certainty still TBD 4-6 months (US) - TBD whether Canadian Timing to Close 7-10 months 4-6 months restructuring has any implications to timing Note: 1) Assumes 3% discount for non-voting stock 5 2) Based on current prices as of market close on June 13, 2016 3) Leverage excludes production loans; EBITDA excludes startup cost adjustments which would add an additional ~0.4x

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Draft Working Materials -Subject to Change Luna Key Considerations ■ ■ ■Timing to complete 3 –5 days ■Timing to complete 2-4 days ■Diligence has not started ■Governance limitations on to be negotiated ■Well behind on pricing Buyer Stockholder Approval ■Statutory approval to create new class of non-voters (66-2/3% of present/voting) ■NYSE vote (majority of present/voting) ■MOM vote likely required to create non-voting stock ■Luna offered expenses for naked no vote/market fee for rec pull ►Open: Requested RBF if vote fails ■Received unanimous board approval ■No shareholder vote required ■Board approval required Saturn Stockholder Approval ■Statutory stockholder approval (majority of voting power) ■MOM vote TBD ■Voting agreement requested from JCM ■Voting agreement from MHR and Luna requested ■Statutory stockholder approval (majority of voting power) ■MOM vote TBD ■Voting agreement requested from JCM (and six month lock-up) ■Nasdaqstockholder approval (majority of present and voting) ■MOM vote TBD [least likely] ■Voting agreement requested from JCM Regulatory ■HSR: Second request possible, but ultimately should go through (may attract interest of FTC) ►Low risk of business restrictions as condition to approval ■FCC: [Approval for CIC of uplink license but should not present a problem –TBD] ■HSR: second request likely, but ultimately should go through (will likely attract interest of FTC) ►Moderate risk that DOJ/FTC could require business restrictions as condition to approval ( not obligated to agree; no RBF) ■FCC: Approval for CIC of uplink license should not present a problem ■HSR: Second request possible, but ultimately should go through (may attract interest of FTC) ►Low risk of business restrictions as condition to approval ■FCC: Approval for CICof uplink license but should not present a problem 6

Draft Working Materials -Subject to Change Section 2 Preliminary Saturn Standalone Perspectives

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Draft Working Materials -Subject to Change Saturn Trading Update Summary Trading Valuation (as of 6/13/2016) ($mm, unless indicated) Current Share Price @ Market ($)1 $26.01 Fully Diluted Shares2 103.4 Equity Value 2,687 Plus: Debt @ 3/31/16 1,131 Less: Cash @ 3/31/16 (10) Less: Market Value of Equity Investments (25) Enterprise Value 3,783 EV / (Management Case) Metric ($mm) Multiple CY 2016E EBITDA (Pre-SBC) 490 7.7x CY 2017E EBITDA (Pre-SBC) 543 7.0x CY 2016E EBITDA (Post-SBC) 460 8.2x CY 2017E EBITDA (Post-SBC) 511 7.4x Leverage Statistics Net Debt / 2016E EBITDA 2.3x Credit Ratings BB / Ba2 Recent Stock Price Performance Period Saturn Luna S&P 500 % of 52-Week High 56.0% 51.7% 97.7% 1-Month (5.3%) 4.6% ( 0.7% 6-Month (21.0%) (36.5%) 2.8% 1-Year (37.2%) (41.7%) ( (1.4%) 2-year (9.0%) (21.0%) ( 7.4% 220 200 180 160 140 120 100 80 60 6/13/2014 12/13/2014 6/13/2015 12/13/2015 6/13/2016 ( (9.0%) (21.0%) Research Analyst Price Targets Saturn currently trades at a 15.7% discount to the average analyst price target Current Class A Price: $26.01 Target Avg.: $30.85 Deutsche Bank (04/29/16) $47.00 FBN Securities (04/29/16) $35.38 Evercore ISI (06/13/16) $33.00 Pivotal Research Group LLC (04/29/16) $32.00 Goldman Sachs (04/29/16) $30.00 Macquarie (05/02/16) $28.00 Drexel Hamilton LLC (04/29/16) $27.50 Morgan Stanley (04/29/16) $27.00 FBR Capital Markets (04/29/16) $26.00 CM Research (03/14/16) $22.57 $0.00 $10.00 $20.00 $30.00 $40.00 $50.00 Saturn Luna S&P 500 Source: Saturn management ons as of June 2016, Public company filings, Wall Street research, FactSetNotes: 1) Based on A and B shares, blended based on proportion of shares outstanding in each class 2) Based on fully diluted shares using treasury stock method; consists of 98.4mm basic shares outstanding, 10.8mm in-the-money options (at WAEP of $18.95), and 1.0mm RSUs 8

Draft Working Materials -Subject to Change Saturn Projected Financials1 Fiscal Year Ended December 31,'15A-'20E($ ($mm)2015A 2016E 2017E 2018E 2019E 2020E CAGR Revenue Management Case (as of June 2016) 1,7001,7001,7891,8681,9301,9953.3% % Growth-0.0%5.2%4.4%3.3%3.4% Sensitivity Case 1,700 1, 660 1,7491,828 1,890 1,955 2.8%\ % Growth-(2.3%)5.3%4.5%3.4%3.4% Research Case2 1,700 1,694 1,707 1,723 1,73 91,755 0.6% % Growth-(0.4%)0.8%0.9%0.9%0.9% EBITDA Management Case (as of June 2016) 4624905436126336547.2%% Growth-6.2%10.7%12.9%3.3%3.4%% Margin 27.1% 28.8% 30.3% 32.8% 32.8% 32.8% Sensitivity Case 462 450 503 572 593 614 5.9% % Growth-(2.4%) 11.6% 13.9% 3.6% 3.6% % Margin 27.1% 27.1% 28.7% 31.3% 31.4% 31.4% Research Case2 462 466 521 558 563 568 4.2%% Growth-0.8%12.0%7.0%0.9%0.9% % Margin 27.2% 27.5% 30.5% 32.4% 32.4% 32.4% Source: Saturn management projections, Wall Street research 1) EBITDA shown pre stock based compensation 2) Research case represents research projections through 2018E and extrapolation thereafter (revenue growth and EBITDA marginheld constant post 2018E) 9

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Draft Working Materials -Subject to Change Selected Publicly Traded Companies % of MarketEnterprise EV /Closing Price52-WeekCapValueEBITDA1'16E-'18E CAGRCompany6/13/2016High($mm)($mm)2016E2017ERevenueEBITDAWalt Disney$97.5779.9%160,709180,30610.0x9.6x5.1%4.8%Time Warner Inc.$73.1380.1%58,93278,1609.2x8.6x5.5%7.1%Fox$28.9183.3%55,16859,3728.2x7.5x5.6%8.4%Viacom$41.2460.2%16,67928,1207.3x7.1x2.6%3.0%Discovery Communications$25.9774.3%15,93923,0489.3x8.9x5.9%5.4%Scripps Networks$62.8991.9%8,15411,9228.3x8.0x4.3%3.5%AMC Networks$60.0568.9%4,4706,8217.6x7.2x5.6%3.1%Mean8.6x8.2xMedian8.5x8.3xSaturn @ MarketManagement Case2$26.0155.8%2,6873,7837.7x7.0x4.8%11.8%Sensitivity Case8.4x7.5x4.9%12.7%Research Case8.1x7.3x0.9%9.5%Saturn @ Offers Based on Management Case2Luna Offer @ 3.0% Discount$31.6768.0%3,3434,4399.1x8.2x Offer at Fixed Ex. Ratio$31.2767.1%3,2964,3929.0x8.1x Offer at Fixed Price$33.0070.8%3,4894,5859.4x8.5x Source: Public company filings, Wall Street research Notes: 1) EBITDA shown pre stock based compensation 2) Based on Saturn management plan as of June 2016% 10

Draft Working Materials -Subject to Change Saturn Discounted Cash Flow Analysis – Based on Management Case1,2 Based on Saturn management plan as of June 2016 Fiscal Year Ended December 31, ($mm) 9 Mos '16E 2017E 2018E 2019E 2020E EBITDA (Before SBC) 363 543 612 633 654 Less: Stock Based Compensation (22) (31) (30) (34) (35) Less: Depreciation & Amortization (18) (24) (26) (25) (26) EBIT 323 488 557 574 593 Less: Taxes @ 35% (113) (171) (195) (201) (208) After-Tax EBIT 210 317 362 373 386 Plus: Depreciation and Amortization 18 24 26 25 26 Less: Capex (22) (19) (13) (20) (21) Plus: Amortization of Programming Rights 443 605 599 619 639 Less: Program Rights Payments (256) (267) (310) (321) (331) Plus: Amortization of Investments in Films and TV Programs 100 145 146 151 156 Less: Investments in Film and TV Programs (323) (429) (434) (449) (464) Less: (Increase) / Decrease in Working Capital and Other 53 (43) (52) (57) (63) Unlevered Free Cash Flows 223 333 323 321 328 Present Value of Cash Flows 1,244 Present Value of Terminal Value 3,223 Present Value of Enterprise 4,467 Less: Net Debt & Other (1,096) Present Value of Equity 3,371 Shares 104.6 Price Per Share $32.22 DCF Equity Value Per Share LTM Terminal EBITDA Multiple WACC 7.00x 7.25x 7.50x 7.75x 8.00x 8.75% $30.99 $31.98 $32.98 $33.97 $34.95 9.00% 30.63 31.61 32.60 33.58 34.55 9.25% 30.27 31.24 32.22 33.19 34.15 9.50% 29.92 30.88 31.85 32.81 33.77 9.75% 29.57 30.52 31.48 32.43 33.38 Source: Historical and projected financial information per Saturn management Notes: 1) Assumes mid-year convention, discounted back to 3/31/16; based on balance sheet as of 3/31/16 (net debt of $1,121mm), equity in affiliates of $25mm 2) Based on Saturn management plan as of June 2016 11

Draft Working Materials - Subject to Change Saturn Discounted Cash Flow Analysis – Based on Sensitivity Case1,2 Fiscal Year Ended December 31, ($mm) 9 Mos '16E 2017E 2018E 2019E 2020E EBITDA (Before SBC) 363 503 572 593 614 Less: Stock Based Compensation (22) (31) (30) (34) (35) Less: Depreciation & Amortization (18) (24) (26) (25) (26) EBIT 323 448 517 534 553 Less: Taxes @ 35% (113) (157) (181) (187) (194) After-Tax EBIT 210 291 336 347 360 Plus: Depreciation and Amortization 18 24 26 25 26 Less: Capex (22) (19) (13) (20) (21) Plus: Amortization of Programming Rights 443 605 599 619 639 Less: Program Rights Payments (256) (267) (310) (321) (331) Plus: Amortization of Investments in Films and TV Programs 100 145 146 151 156 Less: Investments in Film and TV Programs (323) (429) (434) (449) (464) Less: (Increase) / Decrease in Working Capital and Other 53 (43) (52) (57) (63) Unlevered Free Cash Flows 223 307 297 295 302 Present Value of Cash Flows 1,162 Present Value of Terminal Value 3,026 Present Value of Enterprise 4,188 Less: Net Debt & Other (1,096) Present Value of Equity 3,092 Shares 104.1 Price Per Share $29.69 DCF Equity Value Per Share LTM Terminal EBITDA Multiple WACC 7.00x 7.25x 7.50x 7.75x 8.00x 8.75% $28.53 $29.46 $30.40 $31.34 $32.27 9.00% 28.19 29.11 30.04 30.97 31.89 9.25% 27.85 28.77 29.69 30.60 31.52 9.50% 27.52 28.43 29.34 30.24 31.15 9.75% 27.20 28.09 28.99 29.89 30.78 Source: Historical and projected financial information per Saturn management Notes: 1) Assumes mid-year convention, discounted back to 3/31/16; based on balance sheet as of 3/31/16 (net debt of $1,121mm), equity in affiliates of $25mm 2) Sensitivity Case assumes $40mm reduction in revenue flowing through EBITDA 12

Draft Working Materials - Subject to Change Saturn Discounted Cash Flow Analysis – Based on Research Case1,2 Fiscal Year Ended December 31, ($mm) 9 Mos '16E 2017E 2018E 2019E 2020E EBITDA (Before SBC) 349 521 558 563 568 Less: Stock Based Compensation (22) (31) (30) (34) (35) Less: Depreciation & Amortization (18) (24) (26) (25) (26) EBIT 309 466 502 504 507 Less: Taxes @ 35% (108) (163) (176) (176) (178) After-Tax EBIT 201 303 326 328 330 Plus: Depreciation and Amortization 18 24 26 25 26 Less: Capex (22) (19) (13) (20) (21) Plus: Amortization of Programming Rights 443 605 599 619 639 Less: Program Rights Payments (256) (267) (310) (321) (331) Plus: Amortization of Investments in Films and TV Programs 100 145 146 151 156 Less: Investments in Film and TV Programs (323) (429) (434) (449) (464) Less: (Increase) / Decrease in Working Capital and Other 53 (43) (52) (57) (63) Unlevered Free Cash Flows 214 319 287 275 272 Present Value of Cash Flows 1,121 Present Value of Terminal Value 2,800 Present Value of Enterprise 3,921 Less: Net Debt & Other (1,096) Present Value of Equity 2,825 Shares 103.6 Price Per Share $27.26 DCF Equity Value Per Share LTM Terminal EBITDA Multiple WACC 7.00x 7.25x 7.50x 7.75x 8.00x 8.75% $26.18 $27.06 $27.92 $28.79 $29.66 9.00% 25.87 26.73 27.59 28.45 29.30 9.25% 25.55 26.41 27.26 28.11 28.96 9.50% 25.24 26.09 26.93 27.78 28.61 9.75% 24.94 25.77 26.61 27.45 28.28 Source: Historical and projected financial information per Saturn management Notes: 1) Assumes mid-year convention, discounted back to 3/31/16; based on balance sheet as of 3/31/16 (net debt of $1,121mm), equity in affiliates of $25mm 2) Research case represents research revenue and EBITDA projections through 2018E and extrapolation thereafter; FCF items based on Saturn management plan 13

Draft Working Materials -Subject to Change Section 3 Preliminary Luna Transaction Overview

Draft Working Materials -Subject to Change Overview of Luna Proposal Luna Proposal ■ Class A consideration: ► $20.00 in cash per share ► 0.566x shares of newly created Luna non-voting common stock ■ Class B consideration: ► 10% premium relative to Saturn Class A for each component of the offer • $22.00 in cash per share • 0.623x shares of newly created Luna non-voting common stock ■ ~63% cash consideration and ~37% stock consideration Value of Offer @ 3.0% Discount Class A Class B Cash $20.00 $22.00 Stock $11.67 $12.83 Total $31.67 $34.83 Pro Forma Ownership Class A Class B Luna Offer Exchange Ratio 0.566x 0.623x Saturn Shares Today 94.7 9.9 Luna Shares in Saturn 2.1 2.6 Saturn Shares Acquired 92.6 7.3 New Luna Shares Issued to Saturn Shareholders 52.4 4.5 Shares Ownership Excl. Equity Raise (mm) (%) Current Fully Diluted Luna Shares Oustanding 153 72.9% New Shares Issued to Saturn 57 27.1% Pro Forma Shares Oustanding 210 100.0% Shares Ownership Incl. $500mm Equity Raise1 (mm) (%) Current Fully Diluted Luna Shares Oustanding 153 65.5% New Shares Issued to Saturn 57 24.4% New Shares Issued in Equity Raise based on Luna Current Price of $21.25 24 10.1% Pro Forma Shares Oustanding 233 100.0% Pro Forma Luna Leverage Luna Current Net Debt @ 3/31/20162 788 Saturn Current Net Debt @ 3/31/2016 1,121 Cash Consideration Paid to Saturn 2,012 Transaction Costs (preliminary and subject to change) 125 Pro Forma Net Debt 4,047 Less: Cash Proceeds from Equity Raise (500) Implied Pro Forma Net Debt 3,547 Luna CY 2016E EBITDA (incl. equity income)3 229 Saturn CY 2016E EBITDA 490 Pro Forma CY 2016E EBITDA 719 Implied Pro Forma Net Leverage (Pre-Equity Raise & Excluding Synergies) 5.6x Implied Pro Forma Net Leverage (Post-Equity Raise & Excluding Synergies) 4.9x Implied Pro Forma Net Leverage (Pre-Equity Raise & Including $40mm of Synergies) 5.3x Implied Pro Forma Net Leverage (Post-Equity Raise & Including $40mm of Synergies) 4.7x Source: Based on Saturn management projections as of June 2016, company filings Note: 1) Assumes equity raised at current Luna price of $21.25 2) Excludes production loans 3) Adjusting Luna EBITDA for startup costs, leverage excluding synergies would be 6.1x pre-equity raise and 5.3x post-equity raise; leverage including synergies would be 5.7x preequity raise and 5.0x post-equity raise 15

Draft Working Materials -Subject to Change Preliminary Transaction Financing Structure Luna will require ~$4bn of new capital commitment to finance the proposed transaction Overview of Current Capital Structure Luna1 Estimated Amount Breakage Tranche ($mm) Maturity Coupon Price Refi? Costs Senior Notes 225 Aug-18 5.25% 102.75 Yes 11 Term Loan 400 Mar-22 L+400 Yes 8 Revolver 161 Sep-17 L+250 Yes - Converts 60 Apr-18 1.25% 98.50 No - Total 846 19 Saturn Estimated Amount Breakage Tranche ($mm) Maturity Coupon Price Refi? Costs Term Loan 391 Apr-20 L+150-225 Yes - Senior Notes 677 Sep-19 5.00% 101.95 Yes 7 Cap Leases 63 No - Total 1,131 7 Sources & Uses Sources Sources $mm New 6-Year Bank Debt @ L+[300] 2,605 New 8-Year Notes @ [7.00%] 850 New Equity2 500 Luna Equity Issues to Saturn Shareholders 1,210 Total 5,165 Uses Uses $mm Saturn Equity Purchased With Cash 2,012 Saturn Equity Purchased With Stock 1,174 Luna Senior Notes 225 Luna Term Loan 400 Luna Revolver 161 Saturn Term Loan 391 Saturn Senior Notes 677 Transaction Costs 125 Total 5,165 Source: Bloomberg Note: 1) Excludes production loans 2) Assumes equity raised at current Luna price of $21.25 16

Draft Working Materials -Subject to Change Luna Snapshot Summary Trading Valuation (as of 6/13/2016) ($mm, unless indicated) Share Price @ Market ($) $21.25 Equity Value 3,250 Plus: Net Debt @ 3/31/162 788 Plus: Minority Interests @ 3/31/16 91 Less: Equity Investments @ 3/31/163 (634) Gross Enterprise Value 3,495 Less: Value of Tax Attributes4 (769) Adj. Enterprise Value 2,726 Metric Gross Adjusted EV / ($mm) Multiple Multiple FY 2016A EBITDA (Pre-SBC) 118 29.6x 23.1x FY 2017E EBITDA (Pre-SBC) 192 18.2x 14.2x FY 2016A EBITDA (Post-SBC) 40 86.9x 67.8x FY 2017E EBITDA (Post-SBC) 106 33.0x 25.7x Leverage5 Net Debt / FY 2017E EBITDA 3.1x Net Debt / FY 2017E EBITDA (Adjusted for Startup Costs) 4.8x Credit Ratings BB- / Ba3 Top 10 Shareholders in Luna Holder Name Shares ($mm) % OS MHR 30.2 643 19.8% Capital Research & Manag. Co. (World Investors) 8.8 188 5.8% Fidelity 8.5 180 5.5% Capital Research & Manag. Co. (Global Investors) 7.8 167 5.1% The Vanguard Group 7.4 158 4.8% Naya Capital Management UK Ltd. 5.4 116 3.6% Discovery Communications 5.0 106 3.3% Liberty Global 5.0 106 3.3% Kornitzer 4.6 98 3.0% JCM 4.4 94 2.9% Top 10 Holders 87.2 1,856 57.0% FY 2016A Revenue Breakdown ($mm) FY 2016A Revenue by Segment FY 2016A Revenue by Geography $670, 29% $1,678, 71% $797, 34% $1,550, 66% Motion Pictures Television Production United States Other FY 2016A Contribution Breakdown ($mm) $104, 36%$184, 64% Motion Pictures Television Production Source: Public company filings, Wall Street research Notes: 1) Based on fully diluted shares outstanding using treasury stock method; convertible debt treated on an as-if converted basis with appropriate dilutive impact to shares outstanding for in the money converts; based on 147.2mm basic shares outstanding, 16.0mm in-the-money options outstanding (at WAEP of $23.83) and 1.6mm RSUs 2) Net debt excludes the value of production loans 3) Equity in affiliates assumes Epix valued at 10.0x multiple based on assumed 2016E EBITDA of $104mm, implying a $322mm value for Luna’s 31% stake; assumes TVGN valued at cost of $125mm; Defy Media / Celestial Tiger stakes valued at $65mm; Saturn stake based on market prices 4) Includes net present value of difference between Luna actual tax rate given Canadian incorporation vs. peer normalized tax rate, incorporating value of existing NOLs 5) Includes equity income for leverage purposes 17

Draft Working Materials - Subject to Change Luna LTM Stock Price Performance $55.00 $45.00 $35.00 $25.00 $15.00 6/13/2015 8/13/2015 10/13/2015 12/13/2015 2/13/2016 4/13/2016 6/13/2016 August 7, 2015, Luna reports better than expected results amid weak cable network earnings environment – Stock up 6.4% to $37.61 November 10, 2015, Liberty Global and Discovery each acquire a 3.4% stake in Luna & Luna misses revenue and EBITDA earnings – Stock up 2.2% to $39.83 November 23, 2015, Mockingjay Part 2 opens to $101mm, $57mm less than Catching Fire – Stock down 0.2% to $35.00 February 4 & 5, 2016, Luna announces that it is in merger discussions with Saturn / Luna misses EBITDA estimates by 50% – Stock down 27.2% to $18.53 May 26, 2016, Luna announces Stronger than expected earnings – Stock up 7.6% to $21.26 (1.4%) (41.7%) Stock Performance (as of 6/13/2016) Period Luna S&P 500 % of 52-Week High 51.7% 97.7% 1-Month 4.6% 0.7% 3-Month (10.8%) 2.9% 6-Month (36.5%) 2.8% 1-Year (41.7%) (1.4%) Luna S&P 500 Source: FactSet Note: S&P 500 indexed to Luna share price 18

Draft Working Materials - Subject to Change Luna Research Analyst Price Targets Luna currently trades at a 26.1% discount to the average analyst price target Current: $21.25 Target Avg.: $28.75 Topeka (05/27/16) Argus Research Corp (06/06/16) Bernstein (06/03/16) Evercore ISI (06/12/16) Wunderlich Securities (05/27/16) Piper Jaffray (06/07/16) B Riley & Co (06/13/16) Jefferies (05/27/16) CM Research (03/14/16) Barrington Research (06/06/16) Pacific Crest Securities (06/07/16) Pacific Crest Securities (06/07/16) Macquarie (05/30/16) J.P. Morgan (05/26/16) Goldman Sachs (05/27/16) FBR Capital Markets (06/05/16) RBC Capital Markets (06/13/16) Cowen (06/13/16) $40.00 $34.00 $34.00 $32.00 $32.00 $30.00 $30.00 $29.00 $28.67 $27.00 $27.00 $27.00 $26.00 $24.00 $23.00 $23.00 $22.00 $0.00 $10.00 $20.00 $30.00 $40.00 $50.00 Source: Wall Street research Buy Rating Hold Rating Sell Rating 19

Draft Working Materials -Subject to Change Luna Financial Projections –Per Luna Fiscal Year Ended March 31,CAGR ($mm)2016A2017E2018E2019E'16A-'19E Motion Pictures 1,678 1,874 1,913 2,404 12.7% % Growth - 11.7% 2.1% 25.7% Television 670 979 1,094 1,188 21.1% % Growth - 46.1% 11.8% 8.6% Revenue 2,347 2,853 3,007 3,592 15.2% % Growth - 21.5% 5.4% 19.5% Gross Contribution Motion Pictures 184 267 279 361 25.1% % Margin 11.0% 14.2% 14.6% 15.0% Television 104 116 135 170 17.7% % Margin 15.5% 11.8% 12.3% 14.3% Total Gross Contribution 288 383 414 531 22.6% % Margin 12.3% 13.4% 13.8% 14.8% EBITDA (incl. equity gains) 162 251 264 348 17.8% % Growth - 54.5% 5.1% 32.1% % Margin 6.9% 8.8% 8.8% 9.7% EBITDA (excl. equity gains) 111 192 220 301 25.2% % Growth - 73.0% 14.7% 36.7% % Margin 4.7% 6.7% 7.3% 8.4% Unlevered Free Cash Flow 126 155 172 202 14.1% % Growth - 23.2% 11.3% 17.1% Levered Free Cash Flow 70 93 115 152 27.7% % Growth - 32.5% 22.9% 32.6% Note: Per Luna management 20

Draft Working Materials -Subject to Change Luna EBITDA Bridge ($mm) 2017 251 EBITDA as reported by Luna 26 Equity Income 33 Gain on Sale 192 EBITDA Pre-SBC 86 SBC 106 EBITDA Post-SBC1 65 Startup Costs2 41 EBITDA Post-SBC & Startup Costs 2018 264 EBITDA as reported by Luna 23 Equity Income 20 Gain on Sale 220 EBITDA Pre-SBC 85 SBC 136 EBITDA Post-SBC1 46 Startup Costs2 90 EBITDA Post-SBC & Startup Costs 2019 348 EBITDA as reported by Luna 47 Equity Income 0 Gain on Sale 301 EBITDA Pre-SBC 49 SBC 252 EBITDA Post-SBC1 9 Startup Costs2 243 EBITDA Post-SBC & Startup Costs Source: Luna management Note: FY2017 EBITDA does not adjust for $20mm of non-cash Pilgrim and $65mm of start-up costs to the extent diligence shows to be non-recurring 1) EBITDA Pre-SBC includes income from Epix, POP Network, and various other minority equity investment gains and losses 2) Start-up costs of $64.9mm in 2017E, $45.7mm in 2018E and $8.7mm in 2019E

Draft Working Materials - Subject to Change Value of Luna Offer – Sensitivity on Luna Stock Price Luna Stock Price $15.00 $16.00 $17.00 $18.00 $19.00 $20.00 $21.25 $22.00 $23.00 $24.00 $25.00 % Premium / (Discount) to Current Price: (29.4%) (24.7%) (20.0%) (15.3%) (10.6%) (5.9%) 0.0% 3.5% 8.2% 12.9% 17.6% Exchange Ratio 0.566x 0.566x 0.566x 0.566x 0.566x 0.566x 0.566x 0.566x 0.566x 0.566x 0.566x Value of Stock Portion Per Share (post 3% discount) $8.24 $8.78 $9.33 $9.88 $10.43 $10.98 $11.67 $12.08 $12.63 $13.18 $13.73 Value of Cash Portion Per Share $20.00 $20.00 $20.00 $20.00 $20.00 $20.00 $20.00 $20.00 $20.00 $20.00 $20.00 Value of Offer Pre-Synergies $28.24 $28.78 $29.33 $29.88 $30.43 $30.98 $31.67 $32.08 $32.63 $33.18 $33.73 PV of Cost Synergies ($mm)1 295 295 295 295 295 295 295 295 295 295 295 PV of Tax Synergies ($mm)1 586 586 586 586 586 586 586 586 586 586 586 PV of Synergies ($mm)1 881 881 881 881 881 881 881 881 881 881 881 Saturn PF Ownership (incl. Equity Raise) 2 24.4% 24.4% 24.4% 24.4% 24.4% 24.4% 24.4% 24.4% 24.4% 24.4% 24.4% PV of Synergies to Saturn Shareholders ($mm) 215 215 215 215 215 215 215 215 215 215 215 Saturn Shares Outstanding @ Offer (mm)3 100 100 100 100 100 100 100 100 100 100 100 Synergies per Saturn Share $2.15 $2.15 $2.15 $2.15 $2.15 $2.15 $2.15 $2.15 $2.15 $2.15 $2.15 Value of Offer (Incl. Synergies) $30.39 $30.94 $31.49 $32.03 $32.58 $33.13 $33.82 $34.23 $34.78 $35.33 $35.88 % Premium to Current Class A Saturn Price: 16.8% 18.9% 21.0% 23.2% 25.3% 27.4% 30.0% 31.6% 33.7% 35.8% 37.9% % Premium to Saturn Midpoint DCF Value Per Share: Saturn Management Case DCF (5.7%) (4.0%) (2.3%) (0.6%) 1.1% 2.8% 5.0% 6.2% 7.9% 9.6% 11.4% Saturn Sensitivity Case DCF 2.4% 4.2% 6.1% 7.9% 9.8% 11.6% 13.9% 15.3% 17.2% 19.0% 20.9% Saturn Research Case DCF 11.5% 13.5% 15.5% 17.5% 19.5% 21.5% 24.1% 25.6% 27.6% 29.6% 31.6%Note: 1) Synergies are preliminary and subject to diligence; assumes $40mm in run rate cost synergies phased in 50% in 2017 and 100% in 2018 and beyond, net of $30mm of integration costs; ~$57mm in annual tax savings 2) Assumes equity raised at current Luna price of $21.25 3) Excludes Saturn shares held by Luna 22

Draft Working Materials - Subject to Change Preliminary Liquidity Analysis – Subject to Further Diligence Calendar YE Dec. 31, ($mm, unless indicated) 2016 2017 2018 Saturn EBITDA 490 543 612 Luna EBITDA 229 260 327 EBITDA Synergies - 20 40 Total EBITDA 719 823 979 Less: Capex (37) (27) (20) Less: Investment in Film and TV, Net of Amort. (120) 75 (13) Less: Working Capital 70 (68) (97) Less: Other Adjustments (76) (80) (67) Unlevered Pre-Tax FCF 556 723 782 Less: Pro Forma Interest (170) (170) (170) Less: Pro Forma Taxes - - - Free Cash Flow 386 553 612 Less: Dividend (82) (86) (90) Post-Dividend Cash Flow 304 467 522 Ending Net Debt 3,507 3,039 2,517 Ending Net Leverage 4.9x 3.7x 2.6x Source / Preliminary Assumption Per Saturn management As reported by Luna management Subject to further diligence Per Luna and Saturn management plans Per Luna and Saturn management plans Per Luna and Saturn management plans Includes adjustments for acquisition related charges, restructuring, EMEs, start-up costs and gain on investments Based on preliminary financing structure as described on page 16 Assumes pro forma company pays no taxes through 2018 (subject to further diligence) Assumes same dividend per share issued to all pro forma shareholders 23

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Draft Working Materials - Subject to Change Section 4 Preliminary Transaction Overview

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Saturn Offer Comparison Draft Working Materials -Subject to Change Saturn @ Market Current Value of Luna Offer Current Value of Offer Luna @ 3.0% Fixed Fixed ($mm, unless indicated) @ Market Discount Exchange Ratio $33 Price Current Acquiror Stock Price: $21.25 $21.25 Exchange Ratio 0.566x 0.566x 0.600x 0.633x Stock Per Share $12.03 $11.67 $31.27 $33.00 Cash Per Share $20.00 $20.00 - - Price / Total Offer Value Per Class A Share ($) $26.01 $32.03 $31.67 $31.27 $33.00 Implied Premium to Current Class A Price of $26.01 - 23.1% 21.7% 20.2% 26.9% Implied Premium to 30-Day VWAP of $26.74 (2.7%) 19.8% 18.4% 16.9% 23.4% Equity Value1 2,687 3,381 3,343 3,296 3,489 Plus: Net Debt & Other 1,096 1,096 1,096 1,096 1,096 Enterprise Value 3,783 4,477 4,439 4,392 4,585 Metric ($mm) Implied Multiples EV / EBITDA (Pre-SBC) CY 2016E EBITDA - Management Case 490 7.7x 9.1x 9.1x 9.0x 9.4x CY 2017E EBITDA - Management Case 543 7.0x 8.3x 8.2x 8.1x 8.5x CY 2016E EBITDA - Research Case 466 8.1x 9.6x 9.5x 9.4x 9.8x CY 2017E EBITDA - Research Case 521 7.3x 8.6x 8.5x 8.4x 8.8x EV / EBITDA (Post-SBC) CY 2016E EBITDA - Management Case 460 8.2x 9.7x 9.7x 9.6x 10.0x CY 2017E EBITDA - Management Case 511 7.4x 8.8x 8.7x 8.6x 9.0x CY 2016E EBITDA - Research Case 435 8.7x 10.3x 10.2x 10.1x 10.5x CY 2017E EBITDA - Research Case 490 7.7x 9.1x 9.1x 9.0x 9.4x Source: Saturn management projections as of June 2016, public company filings, Wall Street research Note: Prices as of June 13, 2016 1) Includes 93.5mm Series A and 9.9mm Series B shares; for purpose of calculating equity value, 10% premium is applied to Series B shares 2) Discount of non voting to voting shares, please see page 35 for detail 3) JCM has 0.1mm shares of Series A Saturn stock and 6.2mm shares of Series B Saturn stock for a total voting stake of 33.1%, economic stake of 6.1% and a value of $164mm; JCM has 4.4mm shares of Luna common stock for a total voting stake of 2.9%, economic stake of 2.9% and a value of $94mm 4) Luna has 2.1mm shares of Series A Saturn stock and 2.6mm shares of Series B Saturn stock for a total voting stake of 15.0%, economic stake of 4.6% and a value of $122mm 4

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Draft Working Materials - Subject to Change Snapshot Summary Trading Valuation (as of 6/13/2016) ($mm, unless indicated) Blended Current Share Price @ Market ($)1 LTM Stock Price Performance Fully Diluted Shares2 Equity Value Plus: Net Debt @ 3/31/16 Less: Equity Investments @ 3/31/16 Enterprise Value EV / Metric ($mm) Multiple CY 2016E EBITDA (Pre-SBC) CY 2017E EBITDA (Pre-SBC) CY 2016E EBITDA (Post-SBC) CY 2017E EBITDA (Post-SBC) Leverage Statistics3 Net Debt / 2016E EBITDA Credit Ratings Top 10 Shareholders in Mkt Value Holder Name Shares ($mm) % OS Top 10 Holders FY 2015A Revenue Breakdown In 2015, had in total revenue, coming from international markets By Segment4 By Type4 FY 2015A EBITDA (Pre-SBC) Breakdown5 Source: Public company filings, Wall Street research, FactSet Notes: 1) Based on A and B shares, blended based on proportion of shares outstanding in each class 2) Based on fully diluted shares using treasury stock method; 26

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Draft Working Materials - Subject to Change Research Analyst Price Targets currently trades at a discount to the average analyst price target Source: Wall Street research Buy Rating Hold Rating Sell Rating 27

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Draft Working Materials - Subject to Change Financial Projections Fiscal Year Ended December 31, '15A-'18E '15A-'20E ($mm) 2015A 2016E 2017E 2018E 2019E 2020E CAGR CAGR Revenue Total Revenue % Growth EBITDA (Before SBC) Total EBITDA (Before SBC) % Growth % Margin Source: Public company filings, Wall Street research 28

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Draft Working Materials -Subject to Change Comet Discounted Cash Flow Analysis1 Fiscal Year Ended December 31,($mm)2016E2017E2018E2019E2020EEBITDA (Before SBC)Less: Stock Based CompensationLess: Depreciation & AmortizationEBITLess: Taxes @ 35%After-Tax EBITPlus: D&ALess: CapexLess: (Increase) / Decrease in Working CapitalUnlevered Free Cash FlowsPresent Value of Cash FlowsDCF Equity Value Per SharePresent Value of Terminal ValuePresent Value of EnterpriseLTM Terminal EBITDA MultipleLess: Net Debt & OtherWACC8.00x8.25x8.50x8.75x9.00xPresent Value of Equity8.25%$56.51$58.20$59.89$61.58$63.27Shares8.50%55.8257.4959.1760.8462.51Price Per Share8.75%55.1556.8058.4560.1161.769.00%54.4856.1157.7559.3961.029.25%53.8255.4457.0558.6760.29 Source: Wall Street research Notes: 29

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Draft Working Materials -Subject to Change Value of Comet Fixed Exchange Ratio Offer –Sensitivity on Comet Stock Price Stock Price % Premium / (Discount) to Current Price:(13.6%)(10.8%)(7.9%)(5.0%)(2.1%)0.0%3.6%6.5%9.4%12.3%15.1%Exchange Ratio0.600x0.600x0.600x0.600x0.600x0.600x0.600x0.600x0.600x0.600x0.600xValue of Offer Pre-Synergies$27.00$27.90$28.80$29.70$30.60$31.27$32.40$33.30$34.20$35.10$36.00PV of Synergies ($mm)1886886886886886886886886886886886Saturn PF Ownership 12.0%12.0%12.0%12.0%12.0%12.0%12.0%12.0%12.0%12.0%12.0%PV of Synergies to Saturn Shareholders ($mm)106106106106106106106106106106106Saturn Shares Outstanding @ Offer (mm)104104104104104104104104104104104Synergies per Saturn Share$1.02$1.02$1.02$1.02$1.02$1.02$1.02$1.02$1.02$1.02$1.02Value of Offer (Incl. Synergies)$28.02$28.92$29.82$30.72$31.62$32.28$33.42$34.32$35.22$36.12$37.02% Premium to Current Class A Saturn Price:7.7%11.2%14.6%18.1%21.6%24.1%28.5%31.9%35.4%38.9%42.3%% Premium to Saturn Midpoint DCF Value Per Share:Saturn Management Case DCF(13.0%)(10.2%)(7.4%)(4.7%)(1.9%)0.2%3.7%6.5%9.3%12.1%14.9%Saturn Sensitivity Case DCF(5.6%)(2.6%)0.4%3.4%6.5%8.7%12.5%15.6%18.6%21.6%24.7%Saturn Research Case DCF2.8%6.1%9.4%12.7%16.0%18.4%22.6%25.9%29.2%32.5%35.8% Note: 1) Synergies are preliminary and subject to diligence; 30

Draft Working Materials - Subject to Change Appendix Additional Reference Materials

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Draft Working Materials - Subject to Change Side-by-Side Trading Analysis Saturn3 Luna4 ($mm, unless indicated) Class A Price ($)1 $26.01 Fully Diluted Class A Shares 93.5 Class B Price ($)1 $25.94 Fully Diluted Class B Shares 9.9 Blended Price ($) $26.00 $21.25 Fully Diluted Shares 103.4 153.0 Equity Value 2,687 3,250 Plus: Net Debt & Other1 1,096 245 Enterprise Value 3,783 3,495 Less: Value of Tax Attributes2 - (769) Adj. Enterprise Value 3,783 2,726 Metric Metric Gross Adjusted ($mm) Mult ($mm) Mult Mult EV / CY 2016E EBITDA - Management Case5 490 7.7x 174 20.1x 15.7x CY 2017E EBITDA - Management Case5 543 7.0x 213 16.4x 12.8x CY 2016E EBITDA - Research Case5 466 8.1x 8.8x CY 2017E EBITDA - Research Case5 521 7.3x Leverage Net Debt / 2016E EBITDA6 2.3x 3.3x 2.2x '16E – '18E CAGRs Revenue 4.8% 12.4% EBITDA 11.8% 27.2% Analyst Price Targets High $35.38 $40.00 Average $30.85 $28.75 Premium to Current Price 15.7% 26.1% Low $22.57 $22.00 Source: Saturn management projections as of June 2016, public company filings, Wall Street research Note: prices as of June 13, 2016 1) For Luna, equity in affiliates assumes Epix valued at 10.0x multiple based on assumed 2016E EBITDA of $104mm, implying a $322mm value for Luna’s 31% stake; assumes TVGN valued at cost of $125mm; Defy Media / Celestial Tiger stakes valued at $65mm; Saturn stake based on market prices 2) Includes net present value of difference between Luna actual tax rate given Canadian incorporation vs. peer normalized tax rate, incorporating value of existing NOLs 3) JCM has 0.1mm shares of Class A Saturn stock and 6.2mm shares of Class B Saturn stock for a total voting stake of 33.1%, economic stake of 6.1% and a value of $164mm; JCM has 4.4mm shares of Luna common stock for a total voting stake of 2.9%, economic stake of 2.9% and a value of $94mm 4) Luna has 2.1mm shares of Class A Saturn stock and 2.6mm shares of Class B Saturn stock for a total voting stake of 15.0%, economic stake of 4.6% and a value of $122mm 5) EBITDA shown pre stock based compensation 6) For Luna leverage purposes, EBITDA includes equity income from affiliates 32

Draft Working Materials - Subject to Change FY 2017E Plan Comparison March 2016 Plan June 2016 Plan Difference (New - Old) ($mm) ($ Value) (% Value) Revenue Motion Pictures 1,938 1,874 (64) (3.3%) % Growth - - Television 1,016 979 (37) (3.7%) % Growth - - Total Revenue 2,954 2,853 (101) (3.4%) % Growth - - Gross Contribution Motion Pictures 298 267 (31) (10.4%) % Margin 15.4% 14.2% Television 128 116 (12) (9.6%) % Margin 12.6% 11.8% Total Gross Contribution 426 383 (43) (10.2%) % Margin 14.4% 13.4% % Growth - - EBITDA Reported by Luna (incl. equity gains) 302 251 (51) (17.0%) % Margin 10.2% 8.8% % Growth - - Source: Luna management Note: Other revenue and cost items not shown 33

Draft Working Materials - Subject to Change Discounted Cash Flow Analysis of Luna Synergies1 Fiscal Year Ended December 31, ($mm) 2017E 2018E 2019E 2020E Synergies 20 40 40 40 % Growth nm 100.0% 0.0% 0.0% Less: Integration Costs (10) (20) 0 0 EBIT (post-integration costs) 10 20 40 40 Less: Taxes @ 20.0% (2) (4) (8) (8) After-Tax EBIT 8 16 32 32 Tax Synergies 57 57 57 57 Total FCF from Synergies 65 73 89 89 % Growth nm 12.3% 21.9% 0.0% Discounted Free Cash Flows 58 59 66 60 NPV of Terminal Value 637 Total Synergy DCF Value 881 Saturn Value Per Share of DCF Synergies Annual Run-Rate Cost Synergies WACC 30 35 40 45 50 9.00% $2.09 $2.18 $2.28 $2.37 $2.47 9.25% 2.03 2.12 2.21 2.31 2.40 9.50% 1.97 2.06 2.15 2.24 2.33 9.75% 1.92 2.01 2.09 2.18 2.27 10.00% 1.87 1.95 2.04 2.12 2.21 Sensitivity of DCF Synergy Value Annual Run-Rate Cost Synergies WACC 30 35 40 45 50 9.00% 854 894 933 972 1,011 9.25% 830 868 906 944 982 9.50% 807 844 881 918 955 9.75% 786 821 857 893 929 10.00% 765 800 834 869 904 Source: Synergies per Saturn and Luna management 1) Assumes mid-year convention, discounted back to 3/31/16; assumes 9.50% WACC and 0.0% PGR 34

Draft Working Materials - Subject to Change Analysis of Premiums For Voting vs. Non-Voting Shares Company Structure Current 6 Month Avg 1 Year Avg 3 Year Avg 5 Year Avg Alphabet No Vote / Low Vote (1.8%) (2.5%) (3.2%) na na CBS No Vote / Low Vote (6.5%) (7.9%) (7.7%) (3.2%) (2.5%) Discovery Communications No Vote / Low Vote (3.4%) (3.3%) (4.7%) (6.2%) (7.6%) Liberty Braves No Vote / Low Vote (2.6%) na na na na Liberty Global No Vote / Low Vote (2.2%) (2.9%) (4.5%) (5.5%) (6.4%) Liberty Interactive Low Vote / High Vote (0.2%) (0.1%) (0.1%) 0.6% 1.4% Liberty Media No Vote / Low Vote (1.7%) (2.3%) (2.3%) (2.3%) (2.3%) Liberty Sirius No Vote / Low Vote (1.2%) na na na na Meredith Corporation Low Vote / High Vote (6.8%) (6.1%) (6.4%) (3.4%) (3.1%) Twenty-First Century Fox, Inc. No Vote / Low Vote (0.6%) (0.5%) (0.3%) 1.4% 0.5% Viacom No Vote / Low Vote (10.4%) (7.8%) (4.7%) (1.3%) (3.5%) Mean (3.4%) (3.7%) (3.8%) (2.5%) (2.9%) Median (2.2%) (2.9%) (4.5%) (2.7%) (2.8%) High (0.2%) (0.1%) (0.1%) 1.4% 1.4% Low (10.4%) (7.9%) (7.7%) (6.2%) (7.6%) Source: FactSet 35

Draft Working Materials - Subject to Change Luna Production Slate Update Film1 Title Release Date Total Gross ($mm) Power Rangers March ‘17 – Boo! A Madea Halloween October ’16 - Deepwater Horizon September ’16 - The Wild Life September ’16 - Out Kind of Traitor July ’16 - Now You See Me 2 June ’16 $45.8 The Divergent Series: Allegiant March ’16 $177 Gods of Egypt February ’16 $142 The Hunger Games: Mockingjay Part 2 November ’15 $653 The Divergent Series: Insurgent March ’15 $297 The Hunger Games: Mockingjay Part 1 November ’14 $755 Divergent March ’14 $289 Now You See Me May ’13 $352 The Hunger Games: Catching Fire November ’13 $865 The Hunger Games March ’12 $694 Television Title Seasons Comment Mad Men 7 Finished FY15 Nurse Jackie 7 Finished FY15 Orange Is The New Black 3 Breakout hit, renewed for S4. Probably another 3 – 4 seasons to Come Nashville 3 Renewed for S4 (Sep-15). Decline in average rating (S3: 1.34 vs. S2: 1.5). S2 ratings also declined over its run Manhattan 1 Renewed for S2 with good reviews. WGN series i.e. less premium The Royals 1 Renewed for S2. E! network series i.e. less premium Anger Management 2 Cancelled. 100 episodes aired Houdini 1 Mini-series, not repeating Ascension 1 Mini-series, not repeating ■ Appears to be weakening TV production slate, although we note we have not seen development slate ■ Loss of AMC (Mad Men) and Showtime (Nurse Jackie) titles, which have been replaced by less premium basic cable series and miniseries ■ Mad Men and Nurse Jackie still expected to provide ongoing library value to Luna at a strong margin Source: Company filings, Box Office Mojo Note: 1) Includes domestic and international box office sales through Sunday June 12, 2016 36

Draft Working Materials - Subject to Change Luna Detailed Financial Projections (Fiscal Year) Fiscal Year Ended March 31, CAGR CAGR ($mm) 2013A 2014A 2015A 2016A 2017E 2018E 2019E '13A-'16A '17E-'19E Motion Pictures 2,329 2,183 1,820 1,678 1,874 1,913 2,404 % Growth - (6.3%) (16.6%) (7.8%) 11.7% 2.1% 25.7% Television Productions 379 447 580 670 979 1,094 1,188 % Growth - 18.0% 29.5% 15.6% 46.1% 11.8% 8.6% Revenue 2,708 2,630 2,400 2,347 2,853 3,007 3,592 (4.7%) 12.2% % Growth - (2.9%) (8.8%) (2.2%) 21.5% 5.4% 19.5% Direct Operating Expenses Motion Pictures (1,078) (981) (828) (874) (911) (884) (1,103) % of Segment Revenue 46.3% 44.9% 45.5% 52.1% 48.6% 46.2% 45.9% Television (313) (388) (488) (532) (837) (929) (990) % of Segment Revenue 82.5% 86.8% 84.2% 79.4% 85.6% 84.9% 83.3% Direct Operating Expenses (1,391) (1,369) (1,316) (1,407) (1,749) (1,813) (2,093) % of Revenue 51.3% 52.1% 54.8% 59.9% 61.3% 60.3% 58.3% Distribution and Marketing Motion Pictures (788) (710) (543) (619) (680) (697) (825) % of Segment Revenue 33.8% 32.5% 29.8% 36.9% 36.3% 36.5% 34.3% Television (30) (30) (36) (39) (30) (35) (35) % of Segment Revenue 8.0% 6.6% 6.2% 5.9% 3.0% 3.2% 2.9% Distribution and Marketing (818) (740) (579) (658) (710) (733) (860) % of Revenue 30.2% 28.1% 24.1% 28.0% 24.9% 24.4% 23.9% Gross Contribution Motion Pictures 464 492 450 184 267 279 361 % Margin 19.9% 22.5% 24.7% 11.0% 14.2% 14.6% 15.0% Television 36 30 55 104 116 135 170 % Margin 9.4% 6.6% 9.5% 15.5% 11.8% 12.3% 14.3% Total Gross Contribution 500 521 505 288 383 414 531 % Margin 18.4% 19.8% 21.0% 12.3% 13.4% 13.8% 14.8% General and Administrative (216) (247) (254) (256) (277) (279) (279) Plus: SBC 48 72 82 79 86 85 49 Other Add Backs - - 53 51 59 43 47 EBITDA (incl. equity gains) 332 346 385 162 251 264 348 (21.2%) 17.8% % Growth - 4.4% 11.2% (57.8%) 54.5% 5.1% 32.1% % Margin 12.2% 13.2% 16.0% 6.9% 8.8% 8.8% 9.7% EBITDA (excl. equity gains) 335 321 332 111 192 220 301 (30.8%) 25.2% % Growth - (4.0%) 3.4% (66.6%) 73.0% 14.7% 36.7% % Margin 12.4% 12.2% 13.9% 4.7% 6.7% 7.3% 8.4% Source: Public company filings, Wall Street research 1) Fiscal years 2017E – 2019E based on Luna estimates 2) Other revenue and cost items not shown 37

Draft Working Materials - Subject to Change Saturn / Luna Historical Exchange Ratio 1.400x 1.300x 1.200x 1.100x 1.000x 0.900x 0.800x 0.700x 6/13/2015 10/13/2015 2/13/2016 6/13/2016 Favors Saturn 1.224x 1.106x Favors Luna Exchange Ratio Current 1.224x 1-Month Average 1.262x 3-Month Average 1.251x 6-Month Average 1.178x 1-Year Average 1.106x Exchange Ratio (Saturn Share Price / Luna Share Price) 1-Year Avg. Source: FactSet Note: Assumes 100% stock transaction 38

Confidential information has been omitted and filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

Draft Working Materials - Subject to Change Saturn / Historical Exchange Ratio Source: FactSet Note: Assumes 100% stock transaction 39

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